UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   March 30, 2005
                                                --------------------------------

                          GS Mortgage Securities Corp.
     (as depositor for the GSAMP Trust 2005-HE2 formed pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2005, relating to the GSAMP
                            Trust 2005-HE2, Mortgage
                         Pass-Through, Series 2005-HE2)

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             (Exact name of registrant as specified in its charter)

         Delaware                333-120274-13              13-3387389
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     (State or other             (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
     incorporation)

85 Broad Street, New York, New York                                  10004
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------

                                 Not applicable
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

      Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on April 14, 2005 is hereby amended and restated in its entirety because the Pooling and Servicing Agreement attached as an exhibit to the Registrant's Form 8-K was not the correct version of such Agreement.

      Attached as Exhibit 4 is the correct Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2. On March 30, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, J.P. Morgan Trust Company, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2005-HE2, Mortgage Pass-Through Certificates, Series 2005-HE2 (the "Certificates"), issued in fourteen classes. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class R-1 and Class R-2 Certificates, with an aggregate initial class principal balance of $684,626,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of March 24, 2005, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.
          ----------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2005, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, J.P. Morgan Trust Company, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORP.



      May 24, 2005

                                   By:    /s/ Howard Altarescu
                                      ----------------------------------------
                                      Name:    Howard Altarescu
                                      Title:   Vice President

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4                               Pooling and Servicing Agreement,        E
                                dated as of March 1, 2005, by
                                and among the Company, as
                                depositor, Countrywide Home
                                Loans Servicing LP, as a
                                servicer, JPMorgan Chase Bank,
                                National Association, as a
                                servicer, J.P. Morgan Trust
                                Company, National Association,
                                as custodian, and Deutsche Bank
                                National Trust Company, as
                                trustee.